UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2005

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      0-10971              52-1508198
===========================     ==================     --------------------
State or Other Jurisdiction)   (Commission File No.)   (I.R.S. Employer
    of Incorporation)                                   Identification No.)


1130 Connecticut Avenue, Washington, DC                     20036
=======================================                 ==============
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (202) 772-3600
                                                     ==============


                                 Not Applicable
                                 ==============
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
             ==========================================

On February 10, 2005, Abigail Adams National Bancorp, Inc (NASDAQ: AANB) and Consolidated Bank & Trust Company entered into a definitive Merger Agreement under which Consolidated Bank & Trust Company will be acquired by Abigail Adams National Bancorp, Inc. Under the terms of the Agreement, each share of Consolidated Bank & Trust Company stock shall become and be converted into the right to receive .534 shares of Abigail Adams National Bancorp, Inc.'s, common stock. The aggregate merger consideration is approximately 139,100 shares of Abigail Adams National Bancorp, Inc.'s common stock. The transaction is valued at approximately $2.5 million. It is expected that the transaction will be accretive within 12 months from completion of thh acquisition.

A copy of the Merger Agreement is filed as exhibit 2.1 and a press release announcing that the parties entered into the Merger Agreement is filed as
Exhibit 99.1 to this report.

Item 9.01    Financial Statements and Exhibits
             =================================

(a)          Financial Statements of businesses acquired.  Not Applicable.

(b)          Pro forma financial information.  Not Applicable.

(c)          Exhibits.

             The following Exhibits are attached as part of this report:

             2.1 Agreement and Plan of Merger By and Between Abigail Adams National Bancorp Inc., and Consolidated Bank & Trust Company dated February 10, 2005.

             99.1 Press release dated February 10, 2005, announcing that Abigail Adams National Bancorp, Inc., and Consolidated Bank & Trust Company entered into the Merger Agreement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ABIGAIL ADAMS NATIONAL BANCORP, INC.



DATE: February 10, 2005            By: /s/ Karen Troutman
                                       Karen Troutman
                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.               Description
==========                ============

2.1 Agreement and Plan of Merger By and Between Abigail Adams National Bancorp Inc., and Consolidated Bank & Trust Company dated February 10, 2005.

99.1 Press release dated February 10, 2005, announcing that Abigail Adams National Bancorp, Inc., and Consolidated Bank & Trust Company entered into the Merger Agreement.